UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 16, 2011

HUMAN PHEROMONE SCIENCES, INC.

(Exact name of Registrant as specified in its charter)

CALIFORNIA	0-23544	94-3107202
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

84 W. SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA	95113
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (408) 938-3030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 16, 2011 the Human Pheromone Sciences, Inc. (‘Company”) and CrowdGather, Inc. (“CrowdGather”) entered into an Asset Purchase and License Agreement (the “Agreement”).  Pursuant to the Agreement, the Company sold to CrowdGather the EROX registered trademark in the United States, Hong Kong and Switzerland and the erox.com domain name in exchange for an aggregate advance payment of $100,000.

In addition, CrowdGather obtained the exclusive license to make, use, sell, distribute, or other wise commercially exploit rights for product containing a combination of the Company compounds (the “EROX Product”) marketed to adults solely through adult sex-based Internet distribution channels worldwide, with the exception of Taiwan, for the five-year term, which may be extended for an additional five (5) year period(s) upon mutual agreement of both parties.

Pursuant to the Agreement, the Company received a $100,000 payment upon execution of the Agreement, $50,000 as compensation for the assets acquired by CrowdGather and for the consulting services the Company will provide for product development, manufacturing and fulfillment facilitation. The remaining $50,000 advance payment received will be applied, at a future date, to acquire restricted common stock of the Company.  Within 30 days of receipt of the EROX Product from the Company, CrowdGather shall accept the EROX Product or request changes to the EROX Product; not later than 60 days from the end of such thirty (30) day period CrowdGather agrees to apply $50,000 of the advance payment as the payment for the purchased assets and paid up development fee and the remaining $50,000 of the advanced payment fee will be converted into restricted common stock of the Company.  The number of shares of the Company’s common stock to be issued to CrowdGather shall be calculated by dividing $50,000 by the closing price of the Company’s common stock on such sixtieth (60) day.  If such day is not a trading day (a day on which the New York Stock Exchange is open for business) it shall be calculated by using the closing price the next such trading day.

The Agreement contains typical representation and warranties and indemnification provisions.  The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The full text of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 3.02.	Unregistered Sales of Equity Securities.

The issuance of the Company’s common stock to CrowdGather pursuant to the Agreement will not be registered under the Securities Act of 1933, as amended. Such shares will instead be issued in reliance upon the exemption for transactions by an issuer not involving a public offering under Section 4(2) of the Securities Act.

Item 8.01.	Other Events.

In connection with the above transaction, the Company changed its corporate web site to www.hpsna.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Asset Purchase and License Agreement with CrowdGather Inc. dated May 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN PHEROMONE SCIENCES, INC.

Date: May 18, 2011	By:	/s/ William P. Horgan
William P. Horgan, Chief Executive Officer

EXHIBIT INDEX

10.1	Asset Purchase and License Agreement with CrowdGather Inc. dated May 16, 2011